Exhibit 32.2

Certification by the Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2023 of Hongchang International Co., Ltd (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wendy Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2024	/s/ Wendy Li
Wendy Li
Chief Financial Officer
(Principal Financial and Accounting Officer)